NON-QUALIFIED STOCK OPTION AGREEMENT
                      UNDER THE 1996 COGNIZANT CORPORATION
                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

This non-qualified stock option agreement (the "Award Agreement") confirms the non-qualified stock option award (the "Award") made on November 15, 1996 by The Compensation and Benefits Committee (the "Committee") of the Board of Directors of COGNIZANT CORPORATION (the "Company") under the 1996 Cognizant Corporation Non-Employee Directors' Stock Incentive Plan (the "Plan") to:

                         Director (the "Participant")

of non-qualified stock options to purchase 7,000 shares of the Company's common stock, par value $0.01 per share (the "Options"), prior to November 15, 2006, at an Option price of $33.375 per share.

The Options are not intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). These Options may be exercised in whole or in part, from time to time, on or after the dates indicated below as to that number of shares originally subject hereto set forth opposite such date, plus any shares as to which these Options could have been exercised earlier but were not so exercised.

                    Date                       Number of Shares
                    ----                       ----------------
             November 15, 1997                       1,166
             November 15, 1998                       1,166
             November 15, 1999                       1,167
             November 15, 2000                       1,167
             November 15, 2001                       1,167
             November 15, 2002                       1,167


The Options are issued in accordance with and are subject to the terms of the Plan, which Plan is incorporated herein by reference, and are exercisable only in accordance with the terms of this Award Agreement and the Plan. In accordance with the terms of the Plan, except as waived by the Committee, these Options are not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the lifetime of the Participant only by the Participant.


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IN WITNESS WHEREOF, Cognizant Corporation has caused this Award Agreement to be executed in duplicate by its officer thereunto duly authorized.


                                        COGNIZANT CORPORATION


                                        By _________________________________
                                               SVP & Corporate Secretary


The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Award Agreement and acknowledges receipt of a copy of the Prospectus related to the Plan.



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       Date                             Directors